Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Industrea Acquisition Corp. (the “Company”) on Form 10-Q for the quarter ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Del Toro, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2018

/s/ Joseph Del Toro
Name:	Joseph Del Toro
Title:	Chief Financial Officer
(Principal Financial Officer)